Exhibit 10.2

Supplemental Agreement (the "Agreement"), dated as of December 13, 2009, by and among Legg Mason, Inc., a Maryland corporation (“Buyer”), Permal Group Ltd, a company organized under the laws of England and Wales (“Permal”), and the other parties signatory hereto (such other parties are collectively referred to herein as the "Participating Sellers," and individually referred to as a "Participating Seller").

This Agreement supplements the Purchase Agreement, dated as of June 23, 2005, as amended by Amendment No. 1, dated as of October 31, 2005, by and among the parties to this Agreement (the “Purchase Agreement”; initially capitalized terms used herein without definition are used as defined in the Purchase Agreement);

WHEREAS, Buyer has exercised the Year 4 Call pursuant to Section 2.3(b) of the Purchase Agreement and, as provided in such Section, has purchased all Year 4 Shares held by each Seller in accordance with the terms and conditions contained in such Section 2.3(b) of the Purchase Agreement;

WHEREAS, under the terms of Section 2.3(f) of the Purchase Agreement, Buyer will be required to make a Year 4 Earnout Amount Payment to the Sellers in approximately two years, as additional consideration for the Year 4 Shares purchased by Buyer pursuant to the exercise of the Year 4 Call, only if the Year 4 Earnout Amount is greater than zero;

WHEREAS, in order to resolve the uncertainty as to whether the Participating Sellers will receive any Year 4 Earnout Amount Payment under Section 2.3(f) of the Purchase Agreement, the Buyer has agreed to pay to each Participating Seller an amount equal to the product of (x)  $66.80  and (y) the total number of Year 4 Share sold by such Participating Seller to Buyer pursuant to the Year 4 Call in exchange for such Participating Seller surrendering and waiving all rights to receive any portion of the Year 4 Earnout Amount Payment;

WHEREAS, the Participating Sellers have agreed with Buyer that Buyer shall pay each Participating Seller an amount equal to the product of (x) $66.80 and (y) the total number of Year 4 Shares sold by such Participating Seller to Buyer pursuant to the Year 4 Call in exchange for such Participating Seller surrendering and waiving all rights to receive a Year 4 Earnout Amount Payment;

NOW THEREFORE, in consideration of the various agreements, covenants and other undertakings of the parties contained in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

1.

On the day that is two Business Days from the date hereof, the Buyer will pay to each Participating Seller (each such payment, a “Payment”) an amount equal to the product of (x) $66.80 and (y) the total number of Year 4 Shares sold by such Participating Seller to Buyer pursuant to Section 2.3(b) of the Purchase Agreement, which amount reflects additional consideration to be paid by Buyer to each Participating Seller for the Year 4 Shares purchased by Buyer pursuant to the exercise of the Year 4 Call.  Each Payment shall be made by wire transfer to the account of the Participating Seller to which the Year 4 Closing Cash Consideration was paid by Buyer.

2.

In consideration of, and effective upon payment of, the Payment to it, each Participating Seller, on behalf of itself and its successors, assignees and any other person or entity claiming its (or derivative) rights under the Purchase Agreement, hereby releases, discharges, surrenders and waives all of its right, title and interest to receive any Year 4 Earnout Amount Payment from Buyer pursuant to Section 2.3 of the Purchase Agreement.  For the avoidance of doubt, each Participating Seller hereby agrees and acknowledges that, effective upon payment of the Payment, Buyer shall have no further obligation to make any payments to such Participating Seller under Section 2.3 of the Purchase Agreement.

3.

This Agreement may be exercised in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

4.

This Agreement may be amended, altered or modified only by written instrument executed by Buyer, Permal and each Participating Seller.  This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without reference to the conflicts of laws rules of such state.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

LEGG MASON, INC.

By:

/s/ Jeffrey A. Nattans

Name: Jeffrey A. Nattans
Title: Executive Vice President

PERMAL GROUP LTD

By:

/s/ Lawrence Salameno

Name:  Lawrence Salameno
Title:  Director

[Signatures of Participating Sellers to follow]

PARTICIPATING SELLERS

Harvey Turkiewicz

[print name]

/s/ Harvey Turkiewicz

[signature]

Irma Morales

[print name]

/s/ Irma Morales

[signature]

Georgette Miller

[print name]

/s/ Georgette Miller

[signature]

Lawrence Salameno

[print name]

/s/ Lawrence Salameno

[signature]

Francois Becquaert

[print name]

/s/ Francois Becquaert

[signature]

Edmond de la Haye Jousselin

[print name]

/s/ Edmond de la Haye Jousselin

[signature]

Robert Kaplan

[print name]

/s/ Robert Kaplan

[signature]

Marie-Helene McAndrew

[print name]

/s/ Marie-Helene McAndrew

[signature]

Isaac Souede

[print name]

/s/ Isaac Souede

[signature]

Judy Tchou

[print name]

/s/ Judy Tchou

[signature]

David Officer

[print name]

/s/ David Officer

[signature]

Wendy Silverman

[print name]

/s/ Wendy Silverman

[signature]

Bruce Gimpel

[print name]

/s/ Bruce Gimpel

[signature]

Richard Cordsen

[print name]

/s/ Richard Cordsen

[signature]

Thomas Evans

[print name]

/s/ Thomas Evans

[signature]

Roberto Giuffrida

[print name]

/s/ Roberto Giuffrida

[signature]

Michael Kearns

[print name]

/s/ Michael Kearns

[signature]

Ahmed Nashaat

[print name]

/s/ Ahmed Nashaat

[signature]

Omar Kodmani

[print name]

/s/ Omar Kodmani

[signature]

Julian Shaw

[print name]

/s/ Julian Shaw

[signature]

Wigley LTD

[print name]

By: /s/ Michel Delauzun

Name: Michel Delauzun

Title:  Director

Donna DeLitto

[print name]

/s/ Donna DeLitto

[signature]

Bloomington Associates

[print name]

By: /s/ James R. Hodge

Name:  James R. Hodge

Title:  General Partner

Indiana University Foundation

[print name]

By: /s/Gary A. Stratten

Name:  Gary A. Stratten, CFA

Title:  Vice President & CIO

Nightingale Associates, LP

[print name]

By:  /s/ Isaac R. Souede

Name:  Isaac R. Souede

Title:  General Partner

Sequana Capital UK LTD

[print name]

By:  /s/ Antoine Lourteault

Name:  Antoine Lourteault

Title:  Director

Bocafin SAS

[print name]

By:  /s/ Pascal Lebard

Name:  Pascal Lebard

Title:  President (Chairman)